THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH EXHIBIT I REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:00 P.M., NEW YORK TIME, AUGUST 20, 2002



No. __                                                          ______ Warrants



                                                 WARRANT TO PURCHASE __________
                                                 SHARES OF SOFTWARE PUBLISHING
                                                 CORPORATION HOLDINGS, INC.
                                                 COMMON STOCK


                               WARRANT CERTIFICATE


     THIS WARRANT CERTIFICATE certifies that _________________________, or registered assigns, is the registered holder of Warrants (the "Warrants") to purchase initially, at any time from the date hereof until 5:00 p.m., New York time, on August 20, 2002 ("Expiration Date"), up to _________ fully paid and nonassessable shares of common stock, $.001 par value ("Common Stock") of Software Publishing Corporation Holdings, Inc. (f/k/a Allegro New Media, Inc.), a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of the lesser of (a) $1.27 per share of Common Stock, or (b) 120% of the price per share of any shares of Common Stock or the imputed price per share of any shares of Common Stock included in any units (without attributing any value to any warrant or any other derivative security included in any unit), as applicable, of the Company sold by the Company to a source introduced to the Company by M.S. Farrell & Co., Inc. on or prior to January 28, 1999, but in any event not less than $1.06 per share, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company located at 3A Oak Road, Fairfield, New Jersey

07004 or any successor office, but subject to the conditions set forth herein and in Exhibit I hereto. Payment of the Exercise Price shall be made by certified or official bank check payable to the order of the Company or may be made by tendering an amount of Warrants for cancellation with a value as determined by the difference between the then current market price of the underlying shares of Common Stock as of the date of exercise less the Exercise Price of each Warrant.

     No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void. If the Expiration Date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Expiration Date shall mean 5:00 P.M., New York Time, the next following day which, in the State of New York is not a holiday or a day on which banks are authorized to close.

     The Warrants evidenced by this Warrant Certificate are subject to the provisions of Exhibit I hereto, which Exhibit I is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     Exhibit I hereto provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair the rights of the holder as set forth in Exhibit I.

     Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Company located at 3A Oak Road, Fairfield, New Jersey 07004, or any successor office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in Exhibit I, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in Exhibit I hereto shall have the meanings assigned to them in Exhibit I hereto.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated __________________________

                                    SOFTWARE PUBLISHING CORPORATION
                                      HOLDINGS, INC.


                                    By: _________________________
                                      Mark E. Leininger
                                      President
Attest:

By:____________________________
    Marc E. Jaffe
     Secretary

                          FORM OF ELECTION TO PURCHASE



     THE UNDERSIGNED hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable to the order of Software Publishing Corporation Holdings, Inc. in the amount of $___________, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of whose address is and that such Certificate be delivered to whose address is .



Dated: __________________

                               Signature:_______________________________________
                               (Signature must conform in all respects to the name of holder as specified on the face of the Warrant Certificate.)


                               -------------------------------------------------
                               (Insert Social Security or Other Identifying
                                Number of Holder)


                               -------------------------------------------------
                               Signature Guarantee

                               FORM OF ASSIGNMENT


             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate)



FOR VALUE RECEIVED ____________________ hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
                  (Please print name and address of transferee)



this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ Attorney, to transfer the within Warrant Certificate on the books of the within named Company, with full power of substitution.

Dated: ________________

                               Signature:_______________________________________
                               (Signature must conform in all respects to the name of holder as specified on the face of the Warrant Certificate.)


                               -------------------------------------------------
                               (Insert Social Security or Other Identifying
                                Number of Holder)


                               -------------------------------------------------
                               Signature Guarantee

                                    EXHIBIT I

     Section 1. Exercise of Warrant. The Warrants initially are exercisable at an aggregate initial exercise price per share of common stock, $.001 par value per share (the "Common Stock") of Software Publishing Corporation Holdings, Inc. (f/k/a Allegro New Media, Inc.) (the "Company") set forth in Section 3 hereof (subject to adjustment as provided in Section 5 hereof) payable by certified or official bank check. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased at the Company's principal offices in California (presently located at 3A Oak Road, Fairfield, New Jersey 07004, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). In the case of the purchase of less than all the shares (the "Warrant Shares") of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

     Section 2. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock shall be made forthwith (and in any event within ten (10) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the persons or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors and also by the Secretary or by any two Directors or by any one Director and the Secretary of the Company under its corporate seal reproduced thereon.

           Section 3.  Exercise Price.

     3.1 Initial and Adjusted  Exercise Price.  Except as otherwise  provided in
Section 5 hereof, the exercise price of each Warrant shall be the lesser of (a) $1.27 per share of Common Stock, or (b) 120% of the price per share of any shares of Common Stock or the imputed price per share of any shares of Common Stock included in any units (without attributing any value to any warrant or any other derivative security included in any unit), as applicable, of the Company sold by the Company to a source introduced to the Company by M.S. Farrell & Co., Inc. on or prior to January 28, 1999, but in any event not less than $1.06 per share of Common Stock. The adjustedexercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 5 hereof.

     3.2 Exercise Price. The term "Exercise Price" as used herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

           Section 4.  Restrictions on Transfer; Registration Rights.

     4.1 Representations. The Holders of the Warrants agree to the following:

                (a) Each Holder understands that the Warrants, or the Warrant Shares, have not been registered under applicable state and federal securities laws, and that such Warrants or Warrant Shares cannot be resold or transferred unless they are so registered, or unless such transfer qualifies for an exemption from such registration;

                (b) Each Holder is acquiring the Warrants for investment purposes only, and not with a view towards resale or distribution;

                (c)  Each  Holder   understands  that  all  certificates   which
represent the Warrants issued to him or her will bear a legend which incorporates these restrictions; and

                (d) Each Holder is familiar with the business and financial condition of the Company, has been provided access and an opportunity to review all material agreements, books and records of the Company and has been afforded an opportunity to question the executive officers of the Company with respect to the foregoing.

     4.2 Restrictions on Transfer. Notwithstanding any provisions contained in the Warrant Certificate to the contrary, these Warrants shall not be transferable and the related Warrant Shares shall not be transferable except upon the conditions specified in this Section 4, which conditions are intended, among other things, to ensure compliance with the provisions of the 1933 Act in respect of the transfer of the Warrants or the Warrant Shares. The Holders of the Warrants further agree that they will not (a) transfer the Warrants prior to delivery to the Company of an opinion of the Holder's counsel as provided for in
Section 4.3),  which opinion shall be acceptable to counsel for the Company,  or
(b) until registration of the Warrant Shares under the Securities Act has become effective.

     4.3 Opinion of Counsel. In connection with any transfer of the Warrants or of the related Warrant Shares, the following provisions shall apply:

                (a) If in the opinion of counsel, which counsel and opinion shall be acceptable to the Company, the proposed transfer of the Warrants or the Warrant Shares may be effected without registration of the Warrants of the Warrant Shares under the 1933 Act, the Holders shall be entitled to transfer the Warrants or the Warrant Shares in accordance with the proposed method of disposition.

                (b) If in the opinion of counsel, which counsel and opinion shall be acceptable to the Company, the proposed transfer of the Warrants or the Warrant Shares may not be effected without registration of the Warrants or such Warrant Shares under the Securities Act, the holder of the Warrants shall not be entitled to transfer the Warrants or the Warrant Shares until registration is effective.

     4.4  Subsequent   Holders.   Anything  contained  herein  to  the  contrary
notwithstanding, the provisions of this Section 4 shall be binding upon all subsequent holders of the Warrants and the Warrant Shares, and the Company shall not be required to issue all or any portion of the Warrants or the Warrant Shares to such Holder unless such Holder agrees in writing in advance of such issuance to be so bound. The provisions of this Section 4 shall survive the Expiration Date.

     4.5 Securities Act of 1933 Legend. The Warrant and the Warrant Shares have not been registered under the Securities Act. Upon exercise of the Warrants, in part or in whole, the certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD,
TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

           4.6  Required Registration.

           (a) Piggyback Registration. If the Company shall determine to register any of its securities (including any initial public offering of its securities) either for its own account or the account of a security holder or holders exercising their respective demand registration rights other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction (including securities registered on form S-8 or form S-4), or a registration on any registration form that does not permit secondary sales, the Company will:

                        (i) promptly give to each Holder written notice thereof; and


                        (ii) use its best efforts to include in any such registration and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Warrant Shares specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Warrant Shares.

     The Holders agree to sell their Warrant Shares on the same terms as the sale of other shares of Common Stock in the offering and agree to execute such documents as shall be reasonably requested by the Company or its counsel in connection with such offering.

     If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to this Section. In such event, the right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Warrant hares in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     (b) Expenses of Registration. All registration expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section including filing fees, printing expenses, blue sky fees, and fees and expenses of the Company's counsel and accountants) shall be borne by the Company. All expenses incurred by the Holders for their own counsel or accountants and all selling expenses relating to securities so registered (including underwriter discounts and commissions) shall be borne by the holders of securities so registered on the basis of the number of shares of securities so registered on their behalf.

           (c)  Indemnification

                (i) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like), incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                (ii) Each Holder will, if Warrant Shares held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Holder and other Shareholder, and each of their officers, directors, and partners, and each person controlling such Holder or other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this Section exceed the gross proceeds from the offering received by such Holder.

           Section 5.   Adjustments to Exercise Price and Number of Shares.

           5.1 Subdivision and Combination. In case the Company shall at any time: (i) subdivide the outstanding shares of Common Stock into a larger number of shares, (ii) combine the outstanding shares of Common Stock into a smaller number of shares, (iii) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

           5.2 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 5, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full share obtained by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

           5.3 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean: (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value or from no par value to par value.

           5.4 Merger or Consolidation. (a) In case the Company after the date hereof: (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, or
(ii) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) shall transfer all or substantially all of its properties or assets to any other person, or (iv) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of additional shares of Common Stock for which adjustment in the Exercise Price is provided in this Section 5), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Agreement and the Warrants, the Holders of the Warrants, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation) in lieu of the Common Stock, the highest amount of securities, cash or other property to which such Holders would actually have been entitled as shareholders upon such consummation if such Holders had exercised the rights represented by the Warrants immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 5.

           5.5 Assumption of Obligations. Notwithstanding anything contained in the Warrants to the contrary, the Company will not effect any of the transactions described in clauses (i) through (iv) of Section 5.4 unless, prior to the consummation thereof, each person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of the Warrants as provided herein shall assume, by written instrument delivered to the Holders of the Warrants, the obligations of the Company under the Warrants (including this Exhibit I) (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Exhibit I and the Warrants) and such person shall have similarly delivered to such Holders an opinion of counsel for such person stating that the Warrants including this
Exhibit I) shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 5) shall be applicable to the stock, securities, cash or property which such person may be required to deliver upon any exercise of the Warrants or the exercise of any rights pursuant hereto.

           5.6 Dividends and Other Distributions. If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock, evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Section 5.1, and also excluding cash dividends or cash distributions paid out of net profits legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth) (any such non-excluded event being herein called a "Special Dividend"), the Exercise Price shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (defined as the average for the thirty consecutive business days immediately prior to the record date of the daily closing price of the Common Stock as reported by the national securities exchange upon which the Common Stock is then listed or if not listed on any such exchange, the average of the closing prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") Stock Market's National Market, or if not then listed on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked prices as reported by the NASDAQ, or if not then publicly traded, as the fair market price as determined by the Company's Board of Directors) less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be the then current market price per share of Common Stock. An adjustment made pursuant to this Section 5.6 shall become effective immediately after the record date of any such Special Dividend.

           5.7 Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 5 are similar to, but not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants including this Exhibit
1) in accordance with the essential intent and principles hereof then, in each such case, the Holders collectively may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants including this Exhibit I). Upon receipt of such opinion the Company will promptly mail a copy thereof to the Holders and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company. The issuance by the Company of shares of capital stock, including, without limitation, shares of Common Stock, for consideration less than the Exercise Price, or the issuance of convertible securities or derivative securities, convertible into shares of capital stock at a conversion price or exercise price less than the Exercise Price shall be deemed an event that requires an adjustment under this Section 5.7.

           5.8 Notice of Adjustment Events. Whenever the Company contemplates the occurrence of an event which would give rise to adjustments under this
Section 5, the Company shall mail to each Holder, at least thirty (30) days prior to the record date with resect to such event or, if no record date shall be established, at least thirty (30) days prior to such event, a notice specifying: (i) the nature of the contemplated event, (ii) the date of which any such record is to be taken for the purpose of such event, (iii) the date on which such event is expected to become effective and (iv) the time, if any is to be fixed, when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable in connection with such event.

           5.9 Notice of Adjustments. Whenever the Exercise Price or the kind of securities or property issuable upon exercise of the Warrants, or both, shall be adjusted pursuant to this Section 5, the Company shall make a certificate signed by its President or a Vice President and by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method of which such adjustment was calculated (including a description of the basis on which the Company made any determination hereunder), and the Exercise Price and the kind of securities or property issuable upon exercise of the Warrants after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each Holder promptly after each adjustment.

           5.10 Preservation of Rights. The Company will not, by amendment of its Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants (including this Exhibit 1) or the rights represented thereby, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment.

           5.11 When No Adjustment Required. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Section 5.11 are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 5 (other than this Section 5.11) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holders of the Warrants. All calculations under this Section 5 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 5 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this Section 5, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

           Section 6. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive of office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

           Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

           Section 7. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

           Section 8. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

           Section 9.  Notices to Warrant  Holders.  Nothing  contained  in this
Exhibit I shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                           (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution payable; or

                           (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                           (c) a voluntary or involuntary dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation or merger) or any capital reorganization, recapitalization or reclassification or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company will mail to each Holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the a amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

           Section 10. Notices.

           All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given or made at the time delivered by hand if personally delivered; five calendar days after mailing if sent by registered or certified mail; when receipt is confirmed, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee):

                           (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                           (b) If to the  Company,  to the  address set forth in
           Section 1 hereof or to such other address as the Company may designate by notice to the Holders.

           Section 11. Successors.  All  the covenants  and  provisions  of this
Exhibit I shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

           Section 12. Governing Law. This Exhibit I and each Warrant shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed in the State of New York without giving effect to the principles of conflicts of law thereof.

           Section 13. Entire Agreement; Modification. This Exhibit I (including the Warrant Certificate and the agreements with respect to registration rights) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

           Section 14. Severability. If any provision of this Exhibit I shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Exhibit I.

           Section 15.  Captions.  The caption  headings of the Sections of this
Exhibit I are for convenience of reference only and are not intended to be, nor should they be construed as, part of this Exhibit I and shall be given no substantive effect.

           Section 16. Benefits of This Exhibit I. Nothing in this Exhibit I shall be construed to give any person or corporation other than the Company and the registered Holder(s) of the Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Exhibit I; and this Exhibit I shall be for the sole and exclusive benefit of the Company and any registered Holder(s) of the Warrant Certificates or Warrant Shares.


           Section 4.  Restrictions on Transfer; Registration Rights.

           4.1 Representations. The Holders of the Warrants agree to the following:

                (a) Each Holder understands that the Warrants, or the Warrant Shares, have not been registered under applicable state and federal securities laws, and that such Warrants or Warrant Shares cannot be resold or transferred unless they are so registered, or unless such transfer qualifies for an exemption from such registration;

                (b) Each Holder is acquiring the Warrants for investment purposes only, and not with a view towards resale or distribution;

                (c)  Each  Holder   understands  that  all  certificates   which
represent the Warrants issued to him or her will bear a legend which incorporates these restrictions; and

                (d) Each Holder is familiar with the business and financial condition of the Company, has been provided access and an opportunity to review all material agreements, books and records of the Company and has been afforded an opportunity to question the executive officers of the Company with respect to the foregoing.

           4.2 Restrictions on Transfer. Notwithstanding any provisions contained in the Warrant Certificate to the contrary, these Warrants shall not be transferable and the related Warrant Shares shall not be transferable except upon the conditions specified in this Section 4, which conditions are intended, among other things, to ensure compliance with the provisions of the 1933 Act in respect of the transfer of the Warrants or the Warrant Shares. The Holders of the Warrants further agree that they will not (a) transfer the Warrants prior to delivery to the Company of an opinion of the Holder's counsel as provided for in
Section 4.3),  which opinion shall be acceptable to counsel for the Company,  or
(b) until registration of the Warrant Shares under the Securities Act has become effective.

           4.3 Opinion of Counsel. In connection with any transfer of the Warrants or of the related Warrant Shares, the following provisions shall apply:

                (a) If in the opinion of counsel, which counsel and opinion shall be acceptable to the Company, the proposed transfer of the Warrants or the Warrant Shares may be effected without registration of the Warrants of the Warrant Shares under the 1933 Act, the Holders shall be entitled to transfer the Warrants or the Warrant Shares in accordance with the proposed method of disposition.

                (b) If in the opinion of counsel, which counsel and opinion shall be acceptable to the Company, the proposed transfer of the Warrants or the Warrant Shares may not be effected without registration of the Warrants or such Warrant Shares under the Securities Act, the holder of the Warrants shall not be entitled to transfer the Warrants or the Warrant Shares until registration is effective.

           4.4 Subsequent Holders. Anything contained herein to the contrary notwithstanding, the provisions of this Section 4 shall be binding upon all subsequent holders of the Warrants and the Warrant Shares, and the Company shall not be required to issue all or any portion of the Warrants or the Warrant Shares to such Holder unless such Holder agrees in writing in advance of such issuance to be so bound. The provisions of this Section 4 shall survive the Expiration Date.

           4.5 Securities Act of 1933 Legend. The Warrant and the Warrant Shares have not been registered under the Securities Act. Upon exercise of the Warrants, in part or in whole, the certificates representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD,
TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

           4.6  Required Registration.

           (a) Piggyback Registration. If the Company shall determine to register any of its securities (including any initial public offering of its securities) either for its own account or the account of a security holder or holders exercising their respective demand registration rights other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction (including securities registered on form S-8 or form S-4), or a registration on any registration form that does not permit secondary sales, the Company will:

                 (i) promptly give to each Holder written notice thereof; and

                           (ii) use its best efforts to include in any such registration and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Warrant Shares specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Warrant Shares.

           The Holders agree to sell their Warrant Shares on the same terms as the sale of other shares of Common Stock in the offering and agree to execute such documents as shall be reasonably requested by the Company or its counsel in connection with such offering.

           If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to this Section. In such event, the right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Warrant hares in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

           (b) Expenses of Registration. All registration expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section including filing fees, printing expenses, blue sky fees, and fees and expenses of the Company's counsel and accountants) shall be borne by the Company. All expenses incurred by the Holders for their own counsel or accountants and all selling expenses relating to securities so registered (including underwriter discounts and commissions) shall be borne by the holders of securities so registered on the basis of the number of shares of securities so registered on their behalf.

           (c)  Indemnification

                (i) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like), incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                (ii) Each Holder will, if Warrant Shares held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Holder and other Shareholder, and each of their officers, directors, and partners, and each person controlling such Holder or other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this Section exceed the gross proceeds from the offering received by such Holder.

           Section 5.  Adjustments to Exercise Price and Number of Shares.

           5.1 Subdivision and Combination. In case the Company shall at any time: (i) subdivide the outstanding shares of Common Stock into a larger number of shares, (ii) combine the outstanding shares of Common Stock into a smaller number of shares, (iii) declare a dividend on the outstanding shares of Common

Stock payable in shares of Common Stock, or (iv) issue by reclassification of its Common Stock any shares of its capital stock, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

           5.2 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 5, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full share obtained by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

           5.3 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean: (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value or from no par value to par value.

           5.4 Merger or Consolidation. (a) In case the Company after the date hereof: (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, or
(ii) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) shall transfer all or substantially all of its properties or assets to any other person, or (iv) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of additional shares of Common Stock for which adjustment in the Exercise Price is provided in this Section 5), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Agreement and the Warrants, the Holders of the Warrants, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation) in lieu of the Common Stock, the highest amount of securities, cash or other property to which such Holders would actually have been entitled as shareholders upon such consummation if such Holders had exercised the rights represented by the Warrants immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 5.

           5.5 Assumption of Obligations. Notwithstanding anything contained in the Warrants to the contrary, the Company will not effect any of the transactions described in clauses (i) through (iv) of Section 5.4 unless, prior to the consummation thereof, each person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of the Warrants as provided herein shall assume, by written instrument delivered to the Holders of the Warrants, the obligations of the Company under the Warrants (including this Exhibit I) (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Exhibit I and the Warrants) and such person shall have similarly delivered to such Holders an opinion of counsel for such person stating that the Warrants including this
Exhibit I) shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 5) shall be applicable to the stock, securities, cash or property which such person may be required to deliver upon any exercise of the Warrants or the exercise of any rights pursuant hereto.

           5.6 Dividends and Other Distributions. If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock, evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Section 5.1, and also excluding cash dividends or cash distributions paid out of net profits legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth) (any such non-excluded event being herein called a "Special Dividend"), the Exercise Price shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (defined as the average for the thirty consecutive business days immediately prior to the record date of the daily closing price of the Common Stock as reported by the national securities exchange upon which the Common Stock is then listed or if not listed on any such exchange, the average of the closing prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") Stock Market's National Market, or if not then listed on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked prices as reported by the NASDAQ, or if not then publicly traded, as the fair market price as determined by the Company's Board of Directors) less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be the then current market price per share of Common Stock. An adjustment made pursuant to this Section 5.6 shall become effective immediately after the record date of any such Special Dividend.

           5.7 Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 5 are similar to, but not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants including this Exhibit
1) in accordance with the essential intent and principles hereof then, in each such case, the Holders collectively may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants including this Exhibit I). Upon receipt of such opinion the Company will promptly mail a copy thereof to the Holders and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company. The issuance by the Company of shares of capital stock, including, without limitation, shares of Common Stock, for consideration less than the Exercise Price, or the issuance of convertible securities or derivative securities, convertible into shares of capital stock at a conversion price or exercise price less than the Exercise Price shall be deemed an event that requires an adjustment under this Section 5.7.

           5.8 Notice of Adjustment Events. Whenever the Company contemplates the occurrence of an event which would give rise to adjustments under this
Section 5, the Company shall mail to each Holder, at least thirty (30) days prior to the record date with resect to such event or, if no record date shall be established, at least thirty (30) days prior to such event, a notice specifying: (i) the nature of the contemplated event, (ii) the date of which any such record is to be taken for the purpose of such event, (iii) the date on which such event is expected to become effective and (iv) the time, if any is to be fixed, when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable in connection with such event.

           5.9 Notice of Adjustments. Whenever the Exercise Price or the kind of securities or property issuable upon exercise of the Warrants, or both, shall be adjusted pursuant to this Section 5, the Company shall make a certificate signed by its President or a Vice President and by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method of which such adjustment was calculated (including a description of the basis on which the Company made any determination hereunder), and the Exercise Price and the kind of securities or property issuable upon exercise of the Warrants after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each Holder promptly after each adjustment.

           5.10 Preservation of Rights. The Company will not, by amendment of its Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants (including this Exhibit 1) or the rights represented thereby, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment.

           5.11 When No Adjustment Required. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Section 5.11 are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 5 (other than this Section 5.11) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holders of the Warrants. All calculations under this Section 5 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 5 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this Section 5, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

           Section 6. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive of office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

           Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

           Section 7. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

           Section 8. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

           Section 9.  Notices to Warrant  Holders.  Nothing  contained  in this
Exhibit I shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                           (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution payable; or

                           (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                           (c) a voluntary or involuntary dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation or merger) or any capital reorganization, recapitalization or reclassification or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company will mail to each Holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the a amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, sale, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, sale, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

           Section 10.         Notices.

           All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given or made at the time delivered by hand if personally delivered; five calendar days after mailing if sent by registered or certified mail; when receipt is confirmed, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee):

                           (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                           (b) If to the  Company,  to the  address set forth in
           Section 1 hereof or to such other address as the Company may designate by notice to the Holders.

           Section 11.  Successors.   All  the  covenants and provisions of this
Exhibit I shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

           Section 12. Governing Law. This Exhibit I and each Warrant shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed in the State of New York without giving effect to the principles of conflicts of law thereof.

           Section 13. Entire Agreement; Modification. This Exhibit I (including the Warrant Certificate and the agreements with respect to registration rights) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

           Section 14. Severability. If any provision of this Exhibit I shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Exhibit I.

           Section 15.  Captions.  The caption  headings of the Sections of this
Exhibit I are for convenience of reference only and are not intended to be, nor should they be construed as, part of this Exhibit I and shall be given no substantive effect.

           Section 16. Benefits of This Exhibit I. Nothing in this Exhibit I shall be construed to give any person or corporation other than the Company and the registered Holder(s) of the Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Exhibit I; and this Exhibit I shall be for the sole and exclusive benefit of the Company and any registered Holder(s) of the Warrant Certificates or Warrant Shares.